Reverse Takeover (Details Narrative)	12 Months Ended
Oct. 31, 2019 USD ($)
Reverse Takeover
Reverse Takeover description	Prior to close of the Transaction the Company completed a consolidation of its common shares on the basis of 1.4 pre consolidated common shares for 1 post consolidated common share. Upon close of the Transaction, the Company issued, in aggregate, 60,746,202 common shares to the GR Unlimited unitholders for all of the outstanding units of GR Unlimited, 100,000 common shares to a director of Grown Rogue Canada and 839,790 common shares to former debtholders of the Company. Holders of warrants and convertible debentures of GR Unlimited and Grown Rogue Canada exchanged such securities for warrants and convertible debentures, with substantially the same terms, of the Company on a one for one basis.
Cash transaction costs	$ 1,093,221